UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2021

Date of reporting period:  December 31, 2020

Item 1. Reports to Stockholders.
(a)

DAVIDSON MULTI-CAP EQUITY FUND

SEMI-ANNUAL REPORT

For the period ended

December 31, 2020

Dear Shareholder:

Looking back on 2020 -- with its global pandemic, global recession, extreme volatility, and in some cases violence -- we are all glad to turn the page. In many ways, COVID-19 was an accelerant; an accelerant of fear, of death, and of trends that were already prevailing pre-pandemic. For example, the shift in retail to e-Commerce accelerated as access to “brick & mortar” stores were restricted; the concept of telehealth has existed for many years, but COVID-19 has pushed remote delivery of healthcare services to the forefront of patient care; work-from-home was already becoming a viable option for some workers, but the pandemic forced the issue and many companies are now considering it as a permanent option for employees.

Throughout these turbulent times, at Davidson Funds, we remain disciplined to our investment process, examining companies from a bottom-up, fundamental perspective. We take a long-term approach, seeking quality companies with proven management teams, solid balance sheets, and good growth potential.

Performance

The Class A shares of the Fund generated a total return of 18.74% on a fully-loaded basis and 25.02% on a no-load* basis during the six-month period ended December 31, 2020. The Class I shares of the Fund returned 25.14% over the same time period. The S&P 1500® Index, the benchmark for the Davidson Multi-Cap Equity Fund, returned 22.93% during the semi-annual fiscal period ended December 31, 2020.

The Consumer Discretionary sector was the Fund’s primary contributor to performance during the six-month period ending December 31, with shares of Stitch Fix, Inc. (“Stitch Fix”), Steven Madden, Ltd. (“Steve Madden”), and Gildan Activewear, Inc. (“Gildan”) appreciating. Stitch Fix reported earnings results with growing customer counts and revenue per customer, and expressed optimism that shopping trends will continue to move online in the future. Steve Madden also reported better than anticipated results, driven by strong gross margins and effective expense controls. Regarding Gildan, the company has been generating strong free cash flow, and sales in the third quarter ended September 30th recovered, more than doubling the prior quarter’s level. The Industrial sector was also additive to performance, led by FedEx Corp. The company saw a strong cyclical rebound in its business, improving profitability trends, and sustainable pricing power. Real Estate sector holding Cubesmart also contributed to performance; company fundamentals, such as demand and price increases, recovered to normalized levels following steep declines early in the year.

The Information Technology sector was the Fund’s main detractor from performance, with shares of Cisco Systems, Inc. (“Cisco”), Fortinet Inc. (“Fortinet”), and Fidelity National Information Services, Inc. (“FIS”) declining. Cisco’s earnings and forward guidance were below expectations, indicating a longer than expected recovery in business spending. Regarding Fortinet, investor concerns surrounding a slowdown in billings and fading tailwinds from work-from-home trends weighed on the stock, though shares regained ground late in the year on expectations of higher network security demand due to the SolarWinds security breach. Regarding FIS, in December, the Wall Street Journal reported a possible forthcoming merger with Global Payments, Inc.; merger talks ultimately broke down later that month. Within the Health Care sector, shares of Becton, Dickinson and Company (“Becton”), as well as Bristol-Myers Squibb Company (“Bristol Myers”), detracted from performance. Regarding Becton, the company reported tepid quarterly revenues and issued disappointing guidance relative to elevated expectations surrounding COVID-19 testing stocks. Bristol Myers’ performance was tepid, in sympathy with other securities in defensive sectors. Finally, Consumer Staples holding Sprouts Farmers Market, Inc. negatively impacted performance; shares appreciated to over $27 in July, as the company benefitted from consumer buying habits that reflected stay-at-home trends during quarantine due to COVID-19. Shares have since settled into a normalized trading range near $20.

During the semi-annual fiscal period ended December 31, 2020, we made several changes to the Fund. In July, within the Financials sector, we exited our positions in JP Morgan Chase & Co., State Street Corp., and Principal Financial Group, Inc., and initiated a new position in Goldman Sachs Group, Inc., a leading global financial services firm. The company is broadening its services from its traditional institutional and ultra-high net worth clientele to smaller companies and more mainstream consumers. This serviceable market expansion should help grow its revenue base while at the same time help reduce capital costs since these new offerings are lower risk than the company’s traditional services. In August, we exited our position in Church & Dwight Co., Inc. In October, we exited our position in Amgen, Inc. and initiated a new position in Steven Madden, Ltd., one of the leading fast-fashion footwear brands in the world. The company’s quick turn strategy reduces fashion risk and enables it to adapt quickly to changes in demand. This capability along with the company’s expansion into accessories, apparel and overseas should help the company return to growth once the economy recovers from the negative impacts from the pandemic. We also initiated a position in Medtronic Plc., a leading medical device manufacturer with strong positions in cardiovascular, surgical, neuroscience and diabetes. As one of the original pioneers in the medical devices industry, the company has had a long history of success. However, in recent years Medtronic has often struggled to maintain its market share and achieve consistent growth similar to its peers. Medtronic now, with the leadership of a new and proven CEO, has simplified the organization into smaller operating units, changed incentive structures within its salesforce and has a large number of product launches in the coming years that we believe will enhance the company’s long-term growth and market position. Additionally, we believe the medical device industry has been negatively impacted over the last year from a large number of deferred procedures because of the COVID-19 pandemic. As the global economy emerges out of the pandemic, we believe there will be a cyclical recovery in the industry as a large majority of those procedures eventually return. Finally, in December, we took the opportunity to capture gains in online retailer Stitch Fix, Inc., given the significant run the stock experienced this year.

Outlook

A vaccine gives us confidence that we can expect an end to the COVID-19 crisis and that economic growth will continue to recover. Certain service industries have been severely impacted from the pandemic, and their recovery should be the primary driver of that growth due to the pent-up demand from consumers cooped-up in their homes over the past year. By-in-large, consumer financial health is good with high savings rates and lower debt obligations. Secondarily, inventories are low in a lot of industries. As companies bring those inventory levels back to normal, that should prove to be another contributor to economic growth. Lastly, financial conditions remain extremely accommodative with central banks and governments continuing to provide extraordinary stimulus to support the economy.

Tempering our positive long-term expectations for a recovery are high valuations, which are nearing peak levels. Low interest rates and market expectations for a full earnings and economic recovery by the end of this year are just some of the reasons why valuations are high. Any changes to these factors could affect volatility. Consequently, we believe the market will be a balancing act between earnings acceleration and multiple compression (an increase in earnings without an increase in stock price).

Our investment approach remains unchanged, as we look for an appropriate balance of growth and valuation support in addition to prudent portfolio construction to ensure diversification to help manage unexpected increases in volatility.

We thank you for your continued support and confidence in Davidson Funds, and as always, welcome any questions or comments you may have.

Sincerely,

Andrew I. Davidson

President

Davidson Investment Advisors, Inc.

Must be preceded or accompanied by a prospectus.

Past performance does not guarantee future results. Investment performance reflects fee waivers and in the absence of these waivers returns would be lower.

Mutual fund investing involves risk. Principal loss is possible. Small- and medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets investments. Investments in exchange-traded funds (“ETFs”) are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. . The Fund will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. The Fund may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. The investment in options is not suitable for all investors.

The S&P Composite 1500® Index combines three leading indices, the S&P 500®, the S&P MidCap 400® and the S&P SmallCap 600® to cover approximately 90% of the U.S. market capitalization. It is designed for investors seeking to replicate the performance of the U.S. equity market or benchmark against a representative universe of tradeable stocks. One cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete listing of Fund holdings. Current and future portfolio holdings are subject to risk.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Diversification does not guarantee a profit or protect from loss in a declining market.

Free cash flow is the cash a company generates after taking into consideration cash outflows that support its operations and maintains its capital assets.

The opinions expressed in this letter are those of the Fund manager, are subject to change, are not guaranteed, and should not be considered recommendations to buy or sell any security.

*The no-load basis refers to the performance with front-end and back-end sales loads waived. Effective October 28, 2020, the fully-loaded returns reflect a 3.50% sales load for the A shares, reduced from 5.00%.

Davidson Investment Advisors, Inc. is the adviser to the Davidson Funds, which are distributed by Quasar Distributors, LLC.

Davidson Multi-Cap Equity Fund

EXPENSE EXAMPLE at December 31, 2020 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in Class A and Class I at the beginning of the period and held for the entire period (7/1/20 – 12/31/20).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. However, the Example below does not include portfolio trading commissions and related expenses. In addition, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. You may use the information in the first line of the tables, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and will not help you determine the relative total costs of owning different funds, as they may charge transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Class A

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20 - 12/31/20
Actual	$1,000.00	$1,250.20	$6.52
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*Expenses are equal to the Fund’s annualized expense ratio of 1.15% multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund

EXPENSE EXAMPLE at December 31, 2020 (Unaudited), Continued

Class I

	Beginning Account Value 7/1/20	Ending Account Value 12/31/20	Expenses Paid During Period* 7/1/20-12/31/20
Actual	$1,000.00	$1,251.40	$5.11
Hypothetical (5% return before expenses)	$1,000.00	$1,020.67	$4.58

*Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 days to reflect the one-half year expense.

Davidson Multi-Cap Equity Fund

SECTOR ALLOCATION OF PORTFOLIO ASSETS at December 31, 2020 (Unaudited)

Percentages represent market value as a percentage of total investments.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Davidson Multi-Cap Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2020 (Unaudited)

Shares	COMMON STOCKS - 93.10%	Value
	Aerospace & Defense - 2.46%
41,730	Raytheon Technologies Corp.	$2,984,112

	Air Freight & Logistics - 1.70%
7,954	Fedex Corp.	2,065,017

	Auto Components - 2.22%
20,665	Aptiv PLC (b)	2,692,443

	Banks - 4.33%
43,755	Citigroup, Inc.	2,697,933
17,400	First Republic Bank	2,556,582
		5,254,515
	Beverages - 1.62%
13,280	PepsiCo, Inc.	1,969,424

	Capital Markets - 2.82%
12,977	Goldman Sachs Group, Inc.	3,422,165

	Chemicals - 3.53%
50,422	Corteva, Inc.	1,952,340
32,782	DuPont de Nemours, Inc.	2,331,128
		4,283,468
	Communications Equipment - 4.42%
8,646	Arista Networks, Inc. (a)	2,512,268
63,735	Cisco Systems, Inc.	2,852,141
		5,364,409
	Electric Utilities - 1.68%
48,215	Exelon Corp.	2,035,637

	Electrical Equipment - 2.13%
21,475	Eaton Corp. PLC (b)	2,580,007

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2020 (Unaudited), Continued

Shares	COMMON STOCKS - 93.10%, continued	Value
	Entertainment - 1.97%
16,650	Electronic Arts, Inc. (b)	$2,390,940

	Food & Staples Retailing - 3.76%
122,035	Sprouts Farmers Market, Inc. (a)	2,452,904
14,680	Walmart, Inc.	2,116,122
		4,569,026
	Health Care Equipment & Supplies - 3.76%
10,255	Becton, Dickinson & Co.	2,566,006
17,015	Medtronic PLC (b)	1,993,137
		4,559,143
	Health Care Providers & Services - 4.51%
14,334	Cigna Corp.	2,984,052
12,250	Laboratory Corp. of America Holdings (a)	2,493,488
		5,477,540
	Health Care Technology - 1.89%
29,290	Cerner Corp.	2,298,679

	Hotels, Restaurants & Leisure - 2.16%
24,560	Starbucks Corp.	2,627,429

	Industrial Conglomerates - 1.98%
13,765	3M Co.	2,405,984

	Insurance - 1.77%
21,750	Progressive Corp.	2,150,640

	Interactive Media & Services - 4.10%
2,839	Alphabet, Inc. - Class C (a)(d)	4,973,587

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2020 (Unaudited), Continued

Shares	COMMON STOCKS - 93.10%, continued	Value
	Internet & Direct Marketing Retail - 3.98%
1,010	Amazon.com, Inc. (a)	$3,289,499
30,800	eBay, Inc.	1,547,700
		4,837,199
	IT Services - 2.42%
20,754	Fidelity National Information Services, Inc.	2,935,861

	Machinery - 2.03%
36,425	Otis Worldwide Corp.	2,460,509

	Multi-Utilities - 1.53%
14,605	Sempra Energy	1,860,823

	Oil, Gas & Consumable Fuels - 2.21%
20,784	Chevron Corp.	1,755,209
18,565	EOG Resources, Inc.	925,836
		2,681,045
	Pharmaceuticals - 3.94%
37,365	Bristol-Myers Squibb Co.	2,317,751
30,155	Merck & Co., Inc.	2,466,679
		4,784,430
	Semiconductors & Semiconductor Equipment - 2.14%
20,450	Silicon Laboratories, Inc. (a)	2,604,103

	Software - 10.92%
19,860	Fortinet, Inc. (a)	2,949,806
6,558	Intuit, Inc.	2,491,056
21,205	Microsoft Corp.	4,716,416
13,905	Salesforce.com, Inc. (a)	3,094,280
		13,251,558
	Technology Hardware, Storage & Peripherals - 4.16%
38,047	Apple, Inc.	5,048,456

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2020 (Unaudited), Continued

Shares	COMMON STOCKS - 93.10%, continued	Value
	Textiles, Apparel & Luxury Goods - 4.08%
87,800	Gildan Activewear, Inc. (b)	$2,459,278
70,555	Steven Madden, Ltd.	2,492,003
		4,951,281
	Wireless Telecommunication Services - 2.88%
25,956	T-Mobile US, Inc. (a)	3,500,167

	TOTAL COMMON STOCKS (Cost $66,939,354)	113,019,597

	REITs - 5.56%
143,645	AGNC Investment Corp.	2,240,862
24,825	Camden Property Trust	2,480,514
60,400	CubeSmart	2,030,044
	TOTAL REITs (Cost $5,788,365)	6,751,420

	RIGHT - 0.02%
	Pharmaceuticals - 0.02%
33,270	Bristol-Myers Squibb Co. (a)	22,960
	TOTAL RIGHT (Cost $70,865)	22,960

	MONEY MARKET FUND - 1.32%
1,598,611	First American Government Obligations Fund, Class X, 0.04% (c)	1,598,611
	TOTAL MONEY MARKET FUND (Cost $1,598,611)	1,598,611

	Total Investments in Securities (Cost $74,397,195) - 100.00%	121,392,588
	Other Assets in Excess of Liabilities - 0.00%	4,032
	NET ASSETS - 100.00%	$121,396,620

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

SCHEDULE OF INVESTMENTS at December 31, 2020 (Unaudited), Continued

PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	U.S. traded security of a foreign issuer.
(c)	Rate shown is the 7-day annualized yield as of December 31, 2020.
(d)	Non-voting shares.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2020 (Unaudited)

ASSETS:
Investments in securities, at value (identified cost $74,397,195)	$121,392,588
Receivables
Fund shares sold	71,453
Dividends and interest	146,832
Prepaid expenses	23,290
Total assets	121,634,163

LIABILITIES:
Payables
Fund shares redeemed	33,594
Advisory fee (Note 4)	55,277
12b-1 distribution fees - Class A	44,027
Audit fees	33,842
Administration fees	25,198
Transfer agent fees and expenses	15,457
Fund accounting fees	12,792
Shareholder reporting	5,631
Custody fees	3,329
Chief Compliance Officer fees	2,562
Legal fees	1,092
Trustee fees and expenses	32
Other expenses	4,710
Total liabilities	237,543

NET ASSETS	$121,396,620

COMPONENTS OF NET ASSETS:
Paid-in capital	$70,904,739
Total distributable earnings	50,491,881
Net assets	$121,396,620

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2020 (Unaudited), Continued

CALCULATION OF NET ASSET VALUE PER SHARE:
Class A
Net assets applicable to shares outstanding	$72,099,676
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	2,590,070
Net asset value and redemption price per share	$27.84
Maximum offering price per share (Net asset value per share divided by 96.50%)	$28.85

Class I
Net assets applicable to shares outstanding	$49,296,944
Shares issued and outstanding [unlimited number of shares (par value $0.01) authorized]	1,773,074
Net asset value, redemption and offering price per share	$27.80

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

STATEMENT OF OPERATIONS For the six months ended December 31, 2020 (Unaudited)

INVESTMENT INCOME:
Income:
Dividends	$915,158
Interest	949
Total investment income	916,107

Expenses:
Advisory fees (Note 4)	361,637
12b-1 distribution fees - Class A (Note 5)	83,905
Administration fees (Note 4)	69,044
Transfer agent fees and expenses (Note 4)	40,489
Fund accounting fees (Note 4)	32,723
Federal and state registration fees	17,605
Audit fees	11,342
Chief Compliance Officer fee (Note 4)	7,561
Trustee fees and expenses	7,110
Reports to shareholders	7,088
Custody fees (Note 4)	6,373
Legal fees	5,192
Insurance expense	1,709
Other expenses	5,391
Total expenses before advisory fee waiver	657,169
Less: advisory fee waiver (Note 4)	(72,536)
Net expenses	584,633
Net investment income	331,474

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	11,622,038
Net change in unrealized appreciation on investments	12,925,038
Net realized and unrealized gain on investments	24,547,076
Net increase in net assets resulting from operations	$24,878,550

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended December 31, 2020 (Unaudited)	Year Ended June 30, 2020

INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$331,474	$777,051
Net realized gain on investments	11,622,038	5,749,630
Net change in unrealized apprecation/(depreciation) on investments	12,925,038	(601,864)
Net increase in net assets resulting from operations	24,878,550	5,924,817

DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions to shareholders - Class A	(7,721,419)	(4,830,066)
Net dividends and distributions to shareholders - Class I	(5,363,346)	(3,073,233)
Total distributions to shareholders	(13,084,765)	(7,903,299)

CAPITAL SHARE TRANSACTIONS:
Net increase/(decrease) in net assets derived from net change in outstanding shares (a)	8,362,556	(8,805,658)

Total increase/(decrease) in net assets	20,156,341	(10,784,140)

NET ASSETS:
Beginning of period	101,240,279	112,024,419
End of period	$121,396,620	$101,240,279

(a) A summary of share transactions can be found on the following page.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

STATEMENTS OF CHANGES IN NET ASSETS, Continued

	Class A
	Six Months Ended December 31, 2020 (Unaudited)		Year Ended June 30, 2020
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	28,692	$780,296	102,833	$2,470,662
Shares issued on reinvestments of distributions	269,210	7,265,985	183,146	4,545,684
Shares redeemed	(181,448)	(4,978,851)	(613,459)	(14,689,351)
Net increase/(decrease)	116,454	$3,067,430	(327,480)	$(7,673,005)

	Class I
	Six Months Ended December 31, 2020 (Unaudited)		Year Ended June 30, 2020
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	68,658	$1,882,421	206,238	$5,035,499
Shares issued on reinvestments of distributions	187,317	5,048,182	86,700	2,149,293
Shares redeemed**	(60,205)	(1,635,477)	(348,908)	(8,317,445)
Net increase/(decrease)	195,770	$5,295,126	(55,970)	$(1,132,653)

** Net of redemption fees of		$-		$8

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

FINANCIAL HIGHLIGHTS - Class A

For a share outstanding throughout each period

	Six Months Ended		Year Ended June 30,
	December 31, 2020 (Unaudited)		2020	2019	2018	2017	2016
Net asset value, beginning of period	$24.99		$25.26	$26.01	$24.40	$21.73	$22.96
Income from investment operations:
Net investment income^	0.07		0.16	0.15	0.26	0.14	0.19
Net realized and unrealized
gain/(loss) on investments	6.07		1.40	1.58	2.08	3.45	(0.54)
Total from investment operations	6.14		1.56	1.73	2.34	3.59	(0.35)

Less distributions:
From net investment income	(0.13)		(0.15)	(0.36)	(0.13)	(0.04)	(0.07)
From net realized gain on investments	(3.16)		(1.68)	(2.12)	(0.60)	(0.88)	(0.81)
Total distributions	(3.29)		(1.83)	(2.48)	(0.73)	(0.92)	(0.88)
Redemption fees retained	-		-	0.00 ^#	0.00 ^#	-	-
Net asset value, end of period	$27.84		$24.99	$25.26	$26.01	$24.40	$21.73
Total return	25.02	%‡	6.20%	7.71%	9.70%	16.69%	-1.46%

Ratios/supplemental data:
Net assets, end of period (thousands)	$72,100		$61,821	$70,763	$73,081	$74,428	$52,476
Ratio of expenses to average net assets:
Before fee waivers	1.28	%†	1.30%	1.28%	1.27%	1.30%	1.34%
After fee waivers	1.15	%†	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income
to average net assets:
Before fee waivers	0.36	%†	0.48%	0.47%	0.90%	0.45%	0.71%
After fee waivers	0.49	%†	0.63%	0.60%	1.02%	0.60%	0.90%
Portfolio turnover rate	18.77	%†	22.69%	21.39%	32.14%	27.68%	25.30%

^ Based on average shares outstanding.

# Amount is less than $0.01 per share.

‡ Not annualized.

† Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

FINANCIAL HIGHLIGHTS - Class I

For a share outstanding throughout each period

	Six Months Ended		Year Ended June 30,
	December 31, 2020 (Unaudited)		2020	2019	2018	2017	2016
Net asset value, beginning of period	$24.99		$25.26	$26.06	$24.40	$21.74	$22.94
Income from investment operations:
Net investment income^	0.10		0.22	0.23	0.32	0.20	0.25
Net realized and unrealized
gain/(loss) on investments	6.07		1.41	1.55	2.10	3.45	(0.54)
Total from investment operations	6.17		1.63	1.78	2.42	3.65	(0.29)
Less distributions:
From net investment income	(0.20)		(0.22)	(0.46)	(0.16)	(0.11)	(0.10)
From net realized gain on investments	(3.16)		(1.68)	(2.12)	(0.60)	(0.88)	(0.81)
Total distributions	(3.36)		(1.90)	(2.58)	(0.76)	(0.99)	(0.91)
Redemption fees retained	-		0.00 ^#	-	-	-	-
Net asset value, end of period	$27.80		$24.99	$25.26	$26.06	$24.40	$21.74
Total return	25.14	%†	6.47%	7.96%	10.03%	16.95%	-1.22%

Ratios/supplemental data:
Net assets, end of period (thousands)	$49,297		$39,419	$41,261	$43,044	$40,892	$27,865
Ratio of expenses to average net assets:
Before fee waivers	1.03	%†	1.05%	1.03%	1.02%	1.05%	1.09%
After fee waivers	0.90	%†	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of net investment income
to average net assets:
Before fee waivers	0.62	%†	0.73%	0.77%	1.14%	0.72%	0.96%
After fee waivers	0.75	%†	0.88%	0.90%	1.26%	0.87%	1.15%
Portfolio turnover rate	18.77	%‡	22.69%	21.39%	32.14%	27.68%	25.30%

^ Based on average shares outstanding.

# Amount is less than $0.01 per share.

‡ Not annualized.

† Annualized.

The accompanying notes are an integral part of these financial statements.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2020 (Unaudited)

NOTE 1 - ORGANIZATION

The Davidson Multi-Cap Equity Fund (the “Fund”) is a diversified which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB) Accounting Standard Codification Topic 946 “Financial Services– Investment Companies”. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers Class A and Class I shares. The Fund’s Class A shares and Class I shares commenced operations on August 11, 2008 and October 30, 2013, respectively. Class A shares are subject to a maximum front-end sales load of 3.50%, which decreases depending on the amount invested. Prior to October 28, 2020, the maximum front-end sales load was 5.00%.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.	Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Fund’s prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on the tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.	Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on a last-in, first-out basis. Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of the Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2020 (Unaudited), Continued

The Fund is charged for those expenses that are directly attributable to it, such as investment advisory, custody and transfer agent fees. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differs from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.	Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

E.	Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.	Redemption Fees: The Fund charges a 1.00% redemption fee to shareholders who redeem shares held for 7 calendar days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital. Redemption fees retained are disclosed in the statements of changes.

G.	Events Subsequent to the Fiscal Period End: In preparing the financial statements as of December 31, 2020, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types. These inputs are summarized in the three broad levels listed below:

●	Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2020 (Unaudited), Continued

●	Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities: The Fund’s investments are carried at fair value. Equity securities, including common stocks, real estate investment trusts, and exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the funds and will be classified in Level 1 of the fair value hierarchy.

Short-Term Debt Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Fund’s administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2020 (Unaudited), Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2020:

Refer to the Fund’s schedule of investments for a detailed break-out of securities by industry classification.

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$10,864,694	$-	$-	$10,864,694
Consumer Discretionary	15,108,352	-	-	15,108,352
Consumer Staples	6,538,449	-	-	6,538,449
Energy	2,681,045	-	-	2,681,045
Financials	10,827,320	-	-	10,827,320
Health Care	17,119,792	-	-	17,119,792
Industrials	12,495,629	-	-	12,495,629
Information Technology	29,204,388	-	-	29,204,388
Materials	4,283,468	-	-	4,283,468
Utilities	3,896,460	-	-	3,896,460
Total Common Stocks	113,019,597	-	-	113,019,597
REITs	6,751,420	-	-	6,751,420
Right	22,960	-	-	22,960
Money Market Fund	1,598,611	-	-	1,598,611
Total Investments in
Securities	$121,392,588	$-	$-	$121,392,588

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework -Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. The Fund has adopted all applicable provisions of ASU 2018-13.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2020 (Unaudited), Continued

NOTE 4 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Davidson Investment Advisors, Inc. (the “Advisor”) provides the Fund with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.65% based upon the average daily net assets of the Fund. For the six months ended December 31, 2020, the Fund incurred $361,637 in advisory fees. Advisory fees payable at December 31, 2020 for the Fund were $55,277.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to waive all or a portion of its management fees and pay expenses of the Fund to ensure that the total annual fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense, dividend on securities sold short and extraordinary expenses, Rule 12b-1 fees, and other class-specific expenses) do not exceed 0.90% of average daily net assets of the Fund. Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board’s review and approval at time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the six months ended December 31, 2020, the Advisor reduced its fees and absorbed Fund expenses in the amount of $72,536. The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

6/30/2021	6/30/2022	6/30/2023	12/31/2023	Total
$76,995	$147,274	$161,102	$72,536	$457,907

Fund Services serves as the Fund’s administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as the custodian (the “Custodian”) to the Fund. The Custodian is an affiliate of Fund Services. Fund Services maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board. The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the six months ended December 31, 2020 are disclosed in the statement of operations.

Quasar Distributors, LLC (“Quasar” or the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC.

The Distributor has advised the Fund that it has received $11,403 in front-end sales charges resulting from sales of Class A shares. For the six months ended December 31, 2020, the Distributor paid commissions of $11,403 to D.A. Davidson & Co. (“DAD”), the Advisor’s affiliated broker dealer. Additionally, DAD will receive all of the initial sales charges for purchases of Class A shares of the Fund without a dealer of record and the 1.00% charge on Class A shares redeemed within twelve months of purchase.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2020 (Unaudited), Continued

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the Class A shares average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the six months ended December 31, 2020, the 12b-1 distribution fees incurred under the Plan by the Fund’s shares are disclosed in the statement of operations.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the six months ended December 31, 2020, the cost of purchases and the proceeds from sales of securities, exclud- ing short-term securities, were $20,042,393 and $22,191,781, respectively. There were no purchases or sales of long-term U.S. Government securities.

NOTE 7 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. At December 31, 2020, the Fund’s percentage of control ownership positions greater than 25% is as follows:

Percentage of Shares Held
D.A. Davidson & Co., Inc. FBO Customer	34.74%
D.A. Davidson & Co., Inc.	29.27%

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended December 31, 2020 and the year ended June 30, 2020 was as follows:

	Six Months Ended	Year Ended
	December 31, 2020	June 30, 2020
Ordinary income	$627,784	$1,013,662
Long-term capital gains	12,456,981	6,889,637

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2020 (Unaudited), Continued

As of June 30, 2020, the Fund’s most recently completed fiscal year end, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$67,246,192
Gross tax unrealized appreciation	37,448,968
Gross tax unrealized depreciation	(3,387,279)
Net tax unrealized appreciation (a)	34,061,689
Undistributed ordinary income	450,517
Undistributed long-term capital gain	4,185,890
Total distributable earnings	4,636,407
Total accumulated earnings/(losses)	$38,698,096

(a) The difference between book-basis and tax-basis net unrealized appreciation and cost is attributable primarily to the tax deferral of losses on wash sales.

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect the Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

●	Market and Regulatory Risk. Events in the financial markets and uncertainty and adversely impact the Fund’s performance. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. The Fund’s investments may decline in value due to factors affecting individual issuers (such as the results of supply and demand), or sectors within the securities markets. The value of a security or other investment also may go up or down due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in interest rates or exchange rates, or adverse investor sentiment generally. In addition, unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

●	Small and Medium Companies Risk. Investing in securities of small- and medium-capitalization companies may involve greater volatility than investing in larger and more established companies because small and medium capitalization companies can be subject to more abrupt or erratic share price changes than larger, more established companies.

Davidson Multi-Cap Equity Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2020 (Unaudited), Continued

●	Foreign and Emerging Market Securities Risk. Foreign securities may be more volatile and less liquid than domestic (U.S.) securities, which could affect the Fund’s investments. Securities markets of other countries are generally smaller than U.S. securities markets. These risks are enhanced in emerging markets.

●	ETF and Mutual Fund Risk. When the Fund invests in a mutual Fund or ETF, it will bear additional expenses based on its pro rata share of the mutual fund’s or ETF’s operating expense, including the potential duplication of management fees. The risk of owning a mutual fund or ETF generally reflects the risks of owning the underlying securities the mutual fund or ETF holds. The Fund also will incur brokerage costs when it purchases ETFs.

Davidson Multi-Cap Equity Fund

NOTICE TO SHAREHOLDERS at December 31, 2020 (Unaudited)

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling 1-877-332-0529 or on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-332-0529. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Fund’s Form N-PORT is also available by calling 1-877-332-0529.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-332-0529 to request individual copies of these documents. Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Davidson Multi-Cap Equity Fund

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Fund has adopted a liquidity risk management program (the “program”). The Trust’s Board has designated a committee at the Advisor to serve as the administrator of the program. The Advisor’s committee conducts the day-today operation of the program pursuant to policies and procedures administered by the committee.

Under the program, the Advisor’s committee manages the Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant the Fund. This risk is managed by monitoring the degree of liquidity of the Fund’s investments, limiting the amount of the Fund’s illiquid investments, and utilizing various risk management tools and facilities available to the Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of the Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee regarding the operation and effectiveness of the program for the period July 1, 2019 through June 30, 2020. No significant liquidity events impacting the Fund were noted in the report. In addition, the committee provided its assessment that the program had been effective in managing the Fund’s liquidity risk.

Davidson Multi-Cap Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At meetings held on October 19-20 and December 10-11, 2020, the Board (which is comprised of four persons, all of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, for another annual term, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Davidson Investment Advisors, Inc. (the “Advisor”) on behalf of the Davidson Multi-Cap Equity Fund (the “Fund”). At both meetings, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The Nature, extent and Quality Of The Services Provided and TO Be Provided By The advisor Under The advisory agreement. The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund, as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record, as well as the Advisor’s cybersecurity program, liquidity risk management program, business continuity plan, and risk management process. Additionally, the Board considered how the Advisor’s business continuity plan has operated during the recent COVID-19 pandemic. The Board further considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with certain personnel of the Advisor in person or by videoconference to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment processes and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that they were satisfied with the nature, overall quality and extent of such management services.

2.	The Fund’s historical performance and the overall performance of the Advisor . In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2020, on both an absolute basis and in comparison to its peer funds utilizing Morningstar classifications, an appropriate securities market benchmark, and the Advisor’s similarly managed accounts. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing the Fund’s performance against a broad market benchmark, the Board took into account the differences in portfolio construction between the Fund and such benchmark as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

Davidson Multi-Cap Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Board noted that the Fund outperformed the peer group median of its Morningstar comparative universe for the one-, three-, and ten-year periods and underperformed its peer group median for the five-year period ended June 30, 2020. The Board reviewed the performance of the Fund against a broad-based securities market benchmark noting that it had outperformed its primary benchmark index for the one-year and underperformed for the three-, five-, and ten-year periods ended June 30, 2020.

The Board also considered the Fund’s performance compared to the Advisor’s similarly managed accounts for all periods, noting the Fund had underperformed for the one-year, three-year, five-year, and ten-year periods.

3.	The costs of the services to be provided by the Advisor and the structure of the Advisor’s fee under the Advisory agreement. In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and the Advisor’s similarly managed separate accounts for other types of clients as well as all expense waivers and reimbursements. When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio of 0.90% for the Fund (the “Expense Cap”). The Board noted that the Fund’s total expense ratio for Class A shares was above its peer group median and average. Additionally, the Board considered that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for Class A shares was above the Morningstar peer group median and average.

The Board noted that the Fund’s contractual advisory fee was above its peer group median and average. Additionally, the Board noted that the Fund’s contractual advisory fee was above the median and average of the Fund’s peer group when adjusted to include only funds with similar asset sizes. The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund for the year ended June 30, 2020, were below the peer group median and average. The Board also took into consideration the services the Advisor provided to its similarly managed account clients, comparing the fees charged for those management services to the fees charged to the Fund. The Board found that the management fees charged to the Fund were generally in line with the management fees charged to the Advisor’s similarly managed account clients and to the extent fees charged to the Fund were higher than for similarly managed separate accounts, it was largely a reflection of the nature of the client.

The Board determined that it would continue to monitor the appropriateness of the advisory fee for the Fund and concluded that, at this time, the fees to be paid to the Advisor were fair and reasonable.

Davidson Multi-Cap Equity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

4.	Economies of Scale. The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders. The Board noted that the Advisor contractually agreed to reduce its advisory fee or reimburse Fund expenses so that the Fund does not exceed the specified Expense Cap. The Board noted that at current asset levels, the Advisor continued to subsidize expenses to maintain the Expense Cap and determined to revisit the issue of economies of scale when the Fund has grown to a point that this subsidization is no longer in effect.

5.	The PROFITS TO Be realized By The ADVISOR AND its AFFILIATES FROM ITS RELATIONSHIP WITH THE FUND. The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the indirect indirect benefits Advisor from its relationship with the Fund and considered any additional material benefits derived by the Advisor from its relationship with the Fund, including “soft dollar” benefits that may be received by the Advisor in exchange for Fund brokerage and Rule 12b-1 fees paid to the Advisor’s affiliated broker-dealer D.A. Davidson & Co. — in connection with the sale of Class A shares of the Fund. The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not currently receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Trustees based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable to the Fund. The Board, including a majority of the Independent Trustees, therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

●	Information we receive about you on applications or other forms;
●	Information you give us orally; and/or
●	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor

Davidson Investment Advisors, Inc.

Davidson Building

8 Third Street North

Great Falls, Montana 59401

www.davidsonmutualfunds.com

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and

Fund Administrator

U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered

Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19103

Legal Counsel

Sullivan & Worcester LLP

1633 Broadway, 32nd Floor

New York, New York 10019

DAVIDSON MULTI-CAP EQUITY FUND Semi-Annual Report For the period ended December 31, 2020

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a free prospectus please call 877-332-0529.

(b) Not Applicable

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*   /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date                       3/8/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date                  3/8/21

By (Signature and Title)* /s/ Cheryl L. King
  Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date                3/8/21

* Print the name and title of each signing officer under his or her signature.